UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2021

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39662	46-2431115
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Arsenal Yards Blvd, Suite 210

Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

(617) 758-8672

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, the board of directors of SQZ Biotechnologies Company (the “Company”) approved 2020 annual bonuses for Armon Sharei, Ph.D., Teri Loxam, Oliver Rosen, M.D., Lawrence Knopf and Micah Zajic, the Company’s named executive officers (the “2020 Bonuses”).  The named executive officers’ compensation for 2020 was previously reported by the Company in the 2020 Summary Compensation Table included in the Company’s prospectus, dated February 11, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended.  As of the date of the Prospectus, the 2020 Bonuses for the named executive officers had not yet been determined and, therefore, were not included in the 2020 Summary Compensation Table.  Below is a revised 2020 Summary Compensation Table, which includes the 2020 Bonuses payable to the named executive officers and revised total compensation figures for 2020:

2020 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Armon Sharei, Ph.D.	2020	467,313	—	1,631,574	218,251	7,005	2,324,143
Chief Executive Officer	2019	455,000	—	367,200	176,000	3,270	1,001,470

Teri Loxam	2020	400,000	—	139,775	156,800	76,228	772,803
Chief Financial Officer	2019	130,513	125,000	1,376,804	140,000	35,006	1,807,323

Oliver Rosen, M.D.	2020	400,722	—	502,334	148,019	8,550	1,059,625
Chief Medical Officer	2019	388,750	175,000	748,982	122,400	2,209	1,437,341

Lawrence Knopf	2020	334,583	—	932,400	131,320	8,550	1,406,853
General Counsel

Micah Zajic. (5)	2020	93,212	50,000	1,713,443	142,140	3,300	2,002,095
Chief Business Officer

(1)	The amounts in this column represent signing bonuses paid to Ms. Loxam, Dr. Rosen and Mr. Zajic in connection with the commencement of their employment with the Company.
(2)

The amounts reflect the full grant-date fair value of stock options granted during 2020 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to named executive officers in Note 10 to the consolidated financial statements appearing at the end of the Prospectus.

(3)	Amounts reflect the annual bonus earned by the named executive officers for 2020. For additional information, please see the section titled “2020 Bonuses” in the Prospectus.
(4)

The amount represents the Company’s matching contributions to the named executive officer’s 401(k) plan account. In addition, for Ms. Loxam and Mr. Zajic, the amount also includes Company-paid relocation expenses in the amount of $70,428 and $2,067, respectively.

(5)	Mr. Zajic joined the Company as its Chief Business Officer on September 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date: February 25, 2021	By:	/s/ Lawrence Knopf
Lawrence Knopf
General Counsel